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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 11, 2004


                          NEWFIELD EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

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
            DELAWARE                                   1-12534                                     72-1133047
(State or Other Jurisdiction                  (Commission File Number)                          (I.R.S. Employer
     of Incorporation)                                                                         Identification No.)

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                    363 N. SAM HOUSTON PARKWAY E., SUITE 2020
                              HOUSTON, TEXAS 77060
                    (Address of Principal Executive Offices)

                                 (281) 847-6000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

      99.1 Press release issued by Newfield Exploration Company on February 11, 2004.

      99.2 @NFX publication issued by Newfield Exploration Company on February 11, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 11, 2004, Newfield issued a press release announcing its fourth quarter and full-year 2003 financial results and first quarter 2004 earnings guidance regarding production and significant operating and financial data. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

      On February 11, 2004, Newfield issued its @NFX publication, which includes an update on drilling activities during the fourth quarter and full-year 2003, guidance for the first quarter of 2004 and updated tables detailing complete hedging positions as of February 10, 2004. A copy of this publication is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NEWFIELD EXPLORATION COMPANY

Date: February 13, 2004           By: /s/ TERRY W. RATHERT
                                      ------------------------------------------
                                      Terry W. Rathert
                                      Vice President and Chief Financial Officer
                                      (Authorized Officer and Principal
                                      Financial Officer)


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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

   99.1               Press release issued by Newfield Exploration Company on
                      February 11, 2004.

   99.2 @NFX publication issued by Newfield Exploration Company on February 11, 2004.